HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
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                       THE HILLMAN AGGRESSIVE EQUITY FUND
                          THE HILLMAN TOTAL RETURN FUND
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                                   SUPPLEMENT
                               Dated July 15, 2005


This Supplement to the Prospectus and Statement of Additional Information ("SAI") dated December 3, 2004 for The Hillman Aggressive Equity Fund and The Hillman Total Return Fund (each a "Fund" and collectively the "Funds"), each a series of the Hillman Capital Management Investment Trust, updates the Prospectus and SAI to revise the information as described below. Together, the Funds' Prospectus and SAI dated December 3, 2004, as previously supplemented on March 30, 2005, and this Supplement constitute the Funds' current Prospectus and SAI. For further information, please contact the Funds toll-free at 1-800-525-3863. You may also obtain additional copies of the Funds' Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

Pursuant to action by the Board of Trustees of the Trust on July 7, 2005, the name of "The Hillman Aggressive Equity Fund" was changed to "The Hillman Focused Advantage Fund." Therefore all references to The Hillman Aggressive Equity Fund in the Prospectus and SAI should be changed to the following:

     The Hillman Focused Advantage Fund







          Investors Should Retain This Supplement for Future Reference
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